                                                                 Exhibit 99(ii)
                                                                 --------------

     The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report June 13, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth-Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.

                                      CINCINNATI MICROWAVE, INC.

                                      By:  /s/ E. Williams
                                         ---------------------------------------
                                           E. Williams
                                           Chairman of the Board (Acting),
                                           President and Chief Executive Officer

                                                                   FORM 1 (7/94)

                                      IN THE UNITED STATES BANKRUPTCY COURT
                                         FOR THE SOUTHERN DISTRICT OF OHIO
                                                 WESTERN DIVISION

In re:                                                   :
                                                                       CASE NO:   97-10882
                                                                                  --------
                                                                       CHAPTER 11
                                                         :
 CINCINNATI MICROWAVE, INC.                                            JUDGE:    Burton Perlman
 --------------------------                                                      --------------
          Debtor                                         :

                                       TRANSMITTAL OF FINANCIAL REPORTS AND
                                    CERTIFICATION OF COMPLIANCE WITH OPERATING
                                                 REQUIREMENTS FOR
                                        THE PERIOD ENDED:     May   , 1997
                                                         -----------    --
                                                            Month
As debtor in possession, I affirm:

1.       That I have reviewed the financial statements attached hereto, consisting of:

                      X                     Operating Statement                         (Form 2)
                  ----------
                      X                     Balance Sheet                               (Form 3)
                  ----------
                      X                     Summary of Operations                       (Form 4)
                  ----------
                      X                     Monthly Cash Statement                      (Form 5)
                  ----------
                      X                     Statement of Compensation                   (Form 6)
                  ----------

                  ----------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions an Reporting Requirements For Chapter 11 Cases ARE/ARE NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

         Dated: 6/20/97      /s/ Kurt H. Stump
                            -------------------

                           Debtor in Possession
                                513-247-4206
                            --------------------
                                   Phone

         Title  VP & CPO

                                                                   FORM 2 (7/94)


                                            AMENDED OPERATING STATEMENT

Debtor:  IN RE: CINCINNATI MICROWAVE, INC.                                   Case No:   97 - 10882
        ----------------------------------                                            ------------
                                         Month Ending:   May 31, 1997
                                                      ----------------
                                                                                     Total
                                                                Current Month     Since Filing
Total Revenue / Sales                                           $    235,963     $    3,479,486
Cost of Sale                                                    $    190,702     $    2,290,277
Gross Profit                                                    $     45,261     $    1,189,209

Expenses:
Officer Compensation                                            $     84,281     $      332,427
Employee Salaries                                               $     76,622     $      694,809
Benefits & Pensions                                             $          0     $            0
Payroll Taxes                                                   $          0     $            0
Other Taxes                                                     $        987     $       15,040
Rent & Lease Expense                                            $     (2,486)    $       12,762
Interest Expense                                                $      9,957     $       40,805
Insurance                                                       $          0     $            0
Auto & Truck Expenses                                           $          0     $          530
Utilities                                                       $     42,383     $      124,886
Depreciation                                                    $          0     $      188,376
Travel & Entertainment                                          $     (2,269)    $        2,415
Repairs & Maintenance                                           $      3,410     $        4,393
Advertising                                                     $      3,534     $      101,387
Supplies, Office Expense                                        $     65,123     $       55,669
Other: Relocation & Other                                       $          0     $      (20,146)
TOTAL EXPENSES:                                                 $    281,542     $    1,553,353

NET OPERATING PROFIT / (LOSS)                                   $   (236,281)    $     (364,144)

Add:  Non-Business Income
        Interest Income                                         $          0     $            0
        Other Income                                            $    124,206     $      124,206
Less: Non-Business Expenses:
        Professional Fees                                       $          0     $            0
        Other                                                   $          0     $        1,442
TOTAL NON-BUSINESS PROFIT / (LOSS)                              $    124,206     $      122,764

NET INCOME / (LOSS)                                             $   (112,075)    $     (241,380)



                                                                   FORM 3 (7/94)


                                                   BALANCE SHEET
                                                   -------------

Debtor:   CINCINNATI MICROWAVE, INC.                                 Case No.    97 - 10882
        ----------------------------                                          -------------
                                           Month Ending:   May 31, 1997
                                                         --------------
ASSETS                             Current Month        Prior Month          At Filing
Cash:                              $  4,744,700         $  4,576,962         $    724,343
Inventory:                         $  1,659,051         $  2,063,791         $  5,643,874
Accts. Rec:                        $  5,731,900         $  5,732,170         $  1,819,744
Insider Receivables:               $          0         $          0         $          0
Land & Buildings:                  $          0         $          0         $ 12,492,980
Furn., Fixtures & Equip:           $     42,843         $     82,843         $ 25,373,681
Accumulated Depreciation:          $          0         $          0         $(29,118,554)
Other:                             $    475,505         $    516,598         $  1,120,823
TOTAL ASSETS:                      $ 12,653,999         $ 12,972,364         $ 18,056,891

LIABILITIES:

POST-PETITION LIABILITIES:
Accts. Payable:                    $     90,887         $     89,297         $          0
Wages & Salaries:                  $     19,535         $     19,535         $          0
Taxes Payable:                     $          0         $          0         $          0
Other:                             $          0         $          0         $          0

TOTAL POST-PETITION LIAB           $    110,422         $    108,832         $          0

Secured Liabilities:
Subject to Post-Petition           $          0         $          0         $  3,794,500
Coll. or Financing Order           $          0         $          0         $          0
All Other Secured Liab.            $          0         $          0         $          0

TOTAL  SECURED LIAB.               $          0         $          0         $  3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab.           $  1,431,978         $  1,430,231         $  1,539,168
Unsecured Liabilities:             $ 10,951,035         $ 10,780,183         $ 10,630,261
Other: Accruals & estimates        $  4,767,236         $  5,042,139         $  6,237,879

TOTAL PRE-PETITION LIAB.           $ 17,150,249         $ 17,252,553         $ 18,407,308

EQUITY:
Owners' Capital:                   $ 10,937,861         $ 10,937,861         $ 10,937,861
Retained Earnings-PrePet.          $(15,082,778)        $(15,082,778)        $(15,082,778)
Retained Earnings-PostPet.         $   (461,755)        $   (244,104)        $          0
TOTAL EQUITY                       $ (4,606,672)        $ (4,389,021)        $ (4,144,917)

TOTAL LIAB. & EQUITY               $ 12,653,999         $ 12,972,364         $ 18,056,891


                                                                   FORM 4 (7/94)

Debtor: CIN. MICROWAVE      Period Ended:  May 31, 1997     Case No.  97-10882
       -------------------               --------------              ---------

                                              Taxes Payable Schedule
                                              ----------------------

                               Beginning           Accrued /          Payment /           Ending
                                Balance            Withheld           Deposit             Balance
                              ---------------------------------------------------------------------
Income Taxes Withheld:
Federal:                      $     720.18        $ 20,465.87       $(21,186.05)       $       0.00
State:                        $      84.13        $  5,716.26       $ (5,800.89)       $      (0.50)
Local:                        $     (40.00)       $      0.00       $      0.00        $     (40.00)

FICA Withheld:                $    (478.67)       $  4,881.19       $ (6,221.28)       $  (1,818.76)

Employers FICA:               $    (478.67)       $  4,881.20       $ (6,221.29)       $  (1,818.76)

Unemployment Tax:

Federal:                      $      81.17        $      6.06       $   (107.48)       $     (20.25)
State:                        $    (579.33)       $    134.76       $   (570.94)       $  (1,015.51)

Sales, Use & Excise:
Sales Tax:                    $  (2,091.08)       $  3,541.63       $   (254.82)       $   1,195.73
Real Estate Tax:              $ (53,149.81)       $      0.00       $      0.00        $ (53,149.81)
Property Taxes:               $(459,444.52)       $      0.00       $      0.00        $(459,444.52)
Use Tax:                      $  (1,500.00)       $  1,500.00       $      0.00        $       0.00
Other: Worker's, etc          $ (24,806.09)       $ 10,830.30       $ (3,918.83)       $ (17,894.62)

TOTALS:                       $(541,682.69)       $ 51,957.27       $(44,281.58)       $(534,007.00)

                                           AGING OF ACCOUNTS RECEIVABLE
                                        AND POST-PETITION ACCOUNTS PAYABLE

                Age in Days                         0-30             30-60             Over 60
                Post Petition
                Accts. Payable                 $       16,726     $     56,828      $     17,433

                Accts. Rec.                    $    4,712,527     $    155,970      $    863,403

FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occuring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                   FORM 5 (7/94)

                                            MONTHLY CASH STATEMENT

Debtor:   CINCINNATI MICROWAVE, INC.                                            Statement for the period:
       -------------------------------
Case No:    97 - 10882                                                          From:  May 1, 1997   To:   May 31, 1997
         ------------------------------------                                        --------------      --------------

Cash Activity Analysis (Cash Basis Only):

                                                   General                Payroll                  Tax               Cash Coll.
                                                     Acc.                   Acct.                  Acct.                Acct.

A.            Beginning Balance                                                                                    $     4,547,336


B.            Receipts, Attach                                                                                     $       694,023
              separate schedule:
                                                                                                                   ---------------

C.            Balance Available                                                                                    $     5,241,359
              (A + B)

D.            Less Disbursements                                                                                   $       496,659
              Attach separate                                                                                      ---------------
              schedule

E.            ENDING BALANCE                      $         0            $         0           $          0        $     4,744,700
              (C - D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:

1.       Depository Name & Add.   Fifth Third Bank   Cincinnati   Ohio
                                  ----------------------------------------------------------------
2.       Account Number           Cash collateral accts 728-51998, 999-41002, 733-55267, 727-19671
                                  ----------------------------------------------------------------

Payroll Account:
1.       Depository Name & Add.
                                  ----------------------------------------------------------------
2.       Account Number
                                  ----------------------------------------------------------------

Tax Account:
1.       Depository Name & Add.
                                  ----------------------------------------------------------------
2,       Account Number
                                  ----------------------------------------------------------------

Other monies on hand (specify type and location) (i.e. CD's, petty cash, etc.)

Approximately $950 in petty cash. Included in book cash is a reserve of $500,000 maintained by the credit card company to offset claims etc, and $2,175,189 in escrow for various sales of assets.

Date:    6/20/97                                       /s/ Kurt H. Stump
                                                       ------------------------
                                              Debtor in Possession


                                                                   FORM 6 (7/94)



                                                    MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.
Name:    ERIKA WILLIAMS                                                             Capacity: ---- Principal
     ----------------------
                                                                                                    X         Officer
                                                                                                   ----
                                                                                                    X         Director
                                                                                                   ----

                                                                                                              Insider
                                                                                                   ----

Detailed Description of Duties:       Daily responsibilities of President and Chief Executive Officer.
                               ---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
CURRENT COMPENSATION PAID:                                                                Weekly  or                Monthly
                                                                                                                   $   30,404

                                                                               -----------------               ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                 Monthly
         Health Insurance                                                                                          $      204

                                                                               -----------------               ------------------
         Life Insurance

                                                                               -----------------               ------------------
         Retirement

                                                                               -----------------               ------------------
         Company Vehicle

                                                                               -----------------               ------------------
         Entertainment

                                                                               -----------------               ------------------
         Travel

                                                                               -----------------               ------------------
        Other Benefits

                                                                               -----------------               ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                 Monthly
                                                                                     $  0.00                       $30,608.00

                                                                               -----------------               ------------------


Date:       6/20/97                                                /s/ Kurt H. Stump
                                                             ------------------------------------------------------
                                                                       Principal, Officer, Director, Insider


                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.
Name:              KURT H. STUMP                                    Capacity:                  Principal
      -----------------------------------------                                       -----
                                                                                                    X              Officer
                                                                                                 -----
                                                                                                    X              Director
                                                                                                 -----
                                                                                                                   Insider
                                                                                                 -----

Detailed Description of Duties:       Daily work activities of Chief Financial Officer, Director, and Treasurer
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                 Monthly
                                                                                                                     $11,838

                                                                               -----------------          ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                 Monthly
         Health Insurance                                                                                            $   204

                                                                               -----------------          ------------------
         Life Insurance

                                                                               -----------------          ------------------
         Retirement

                                                                               -----------------          ------------------
         Company Vehicle

                                                                               -----------------          ------------------
         Entertainment

                                                                               -----------------          ------------------
         Travel

                                                                               -----------------          ------------------
        Other Benefits

                                                                               -----------------          ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                 Monthly
                                                                                           $0.00                     $12,042

                                                                               -----------------          ------------------


Date:  6/20/97                       /s/ Kurt H. Stump
                                 -------------------------------------------
                                     Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)
--------------------------------------------------------------------------------

                                                      MONTHLY STATEMENT OF COMPENSATION
                                                      ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:       GILBERT L. WACHSMAN                       Capacity:                             Principal
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Officer
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   X               Director
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Insider
----------------------------------------------------------------------------------------------------------------------------

Detailed Description of Duties:       Member of Board of Directors
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
---------------------------------
CURRENT COMPENSATION PAID:                                                                Weekly  or       Monthly
--------------------------
       BOARD MEETING
--------------------------                                                     ----------------           ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or       Monthly

         Health Insurance
-------------------------                                                      -----------------           ------------------
         Life Insurance
-----------------------                                                        -----------------           ------------------
         Retirement
-------------------                                                            -----------------           ------------------
         Company Vehicle
------------------------                                                       -----------------           ------------------
         Entertainment
----------------------                                                         -----------------           ------------------
         Travel
---------------                                                                -----------------           ------------------
        Other Benefits:   Meeting fee
--------------------------------------                                         -----------------           ------------------

CURRENT TOTAL:
--------------
                                                                                          Weekly  or       Monthly
                                                                                           $0.00

                                                                               -----------------           ------------------


Date:  6/20/97                 /s/ Kurt H. Stump
----------------------------------------------------------------------------
                               Principal, Officer, Director, Insider
--------------------------------------------------------------------


                                                                   FORM 6 (7/94)

                                                      MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.
Name:       TED SPRINGSTEAD                                  Capacity:               Principal
     ------------------------                                                    ----                          Officer
                                                                                                  ----
                                                                                                   X           Director
                                                                                                  ----
                                                                                                               Insider
                                                                                                  ----

Detailed Description of Duties:       Member of Board of Directors
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or       Monthly
               BOARD MEETING
                                                                               -----------------           ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or       Monthly

         Health Insurance

                                                                               -----------------           ------------------
         Life Insurance

                                                                               -----------------           ------------------
         Retirement

                                                                               -----------------           ------------------
         Company Vehicle

                                                                               -----------------           ------------------
         Entertainment

                                                                               -----------------           ------------------
         Travel

                                                                               -----------------           ------------------
        Other Benefits:   Meeting fee

                                                                               -----------------           ------------------

CURRENT TOTAL:

                                                                                          Weekly  or       Monthly
                                                                                           $0.00

                                                                               -----------------           ------------------


Date: 6/20/97                      /s/ Kurt H. Stump
                                 -----------------------------------------
                                   Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:              R. GREGORY BLAIR                             Capacity:               Principal
     --------------------------------------                                       ------
                                                                                                   X   Officer
                                                                                                 ----
                                                                                                       Director
                                                                                                 ----
                                                                                                       Insider
                                                                                                 ----

Detailed Description of Duties:       Daily work activities of Vice President - Production
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                  Monthly

                                                                               -----------------           ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                  Monthly

         Health Insurance
                                                                               -----------------           ------------------
         Life Insurance

                                                                               -----------------           ------------------
         Retirement

                                                                               -----------------           ------------------
         Company Vehicle

                                                                               -----------------           ------------------
         Entertainment

                                                                               -----------------           ------------------
         Travel

                                                                               -----------------           ------------------
        Other Benefits

                                                                               -----------------           ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                  Monthly
                                                                                           $0.00
                                                                               -----------------           ------------------
Date: 6/20/97                         /s/ Kurt H. Stump
                                     ---------------------------------------
                                      Principal, Officer, Director, Insider


                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:           CARROLL J. HALVA                         Capacity:                 Principal
     -------------------------------------                                   ------
                                                                                                   X   Officer
                                                                                                  ---
                                                                                                       Director
                                                                                                  ---
                                                                                                       Insider
                                                                                                  ---

Detailed Description of Duties:       Daily work activities of Vice President - Manufacturing
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                   Monthly
                                                                                                                       $12,333
                                                                               -----------------            ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                   Monthly

         Health Insurance                                                                                                 $204
                                                                               -----------------            ------------------
         Life Insurance

                                                                               -----------------            ------------------
         Retirement

                                                                               -----------------            ------------------
         Company Vehicle

                                                                               -----------------            ------------------
         Entertainment

                                                                               -----------------            ------------------
         Travel

                                                                               -----------------            ------------------
        Other Benefits

                                                                               -----------------            ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                   Monthly
                                                                                                                       $12,537
                                                                               -----------------            ------------------


Date: 6/20/97                   /s/ Kurt H. Stump
                              -----------------------------------------
                                Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            THOMAS H. PERSZYK                                   Capacity:          Principal
     --------------------------------------                                         ----
                                                                                                   X Officer
                                                                                                  ---
                                                                                                     Director
                                                                                                  ---
                                                                                                     Insider
                                                                                                  ---

Detailed Description of Duties:       Daily work activities of Vice President - Engineering
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                 Monthly
                                                                                                                     $10,192
                                                                               -----------------          ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                 Monthly

         Health Insurance                                                                                               $204
                                                                               -----------------          ------------------
         Life Insurance

                                                                               -----------------          ------------------
         Retirement

                                                                               -----------------          ------------------
         Company Vehicle

                                                                               -----------------          ------------------
         Entertainment

                                                                               -----------------          ------------------
         Travel

                                                                               -----------------          ------------------
        Other Benefits

                                                                               -----------------          ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                 Monthly
                                                                                                                     $10,396
                                                                               -----------------          ------------------


Date:  6/20/97                    /s/ Kurt H. Stump
                                -----------------------------------------
                                  Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            DANIEL MURPHY                                          Capacity:       Principal
     --------------------------------------                                         ----
                                                                                                   X Officer
                                                                                                  ---
                                                                                                     Director
                                                                                                  ---
                                                                                                     Insider
                                                                                                  ---

Detailed Description of Duties:       Daily work activities of Vice President - Marketing
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                 Monthly
                                                                                                                     $9,538
                                                                               -----------------          ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                 Monthly

         Health Insurance                                                                                               $204
                                                                               -----------------          ------------------
         Life Insurance

                                                                               -----------------          ------------------
         Retirement

                                                                               -----------------          ------------------
         Company Vehicle

                                                                               -----------------          ------------------
         Entertainment

                                                                               -----------------          ------------------
         Travel

                                                                               -----------------          ------------------
        Other Benefits

                                                                               -----------------          ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                 Monthly
                                                                                                                     $ 9,742

                                                                               -----------------          ------------------


Date:  6/20/97                    /s/ Kurt H. Stump
                                -----------------------------------------
                                  Principal, Officer, Director, Insider

                                                                   FORM 6 (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------

The following information is to be provided for each shareholder, office, director, manager, insider, or owner that is employed by the debtor in possession.  ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:            JOSEPH MARSHALL                                  Capacity:            Principal
     --------------------------------------                                       -----
                                                                                                   X Officer
                                                                                                  ---
                                                                                                     Director
                                                                                                  ---
                                                                                                     Insider
                                                                                                  ---

Detailed Description of Duties:       Daily work activities of Vice President - Materials
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------

CURRENT COMPENSATION PAID:                                                                Weekly  or                 Monthly
                                                                                                                     $9,976
                                                                               -----------------          ------------------

CURRENT BENEFITS RECEIVED:                                                                Weekly  or                 Monthly

         Health Insurance                                                                                               $204
                                                                               -----------------          ------------------
         Life Insurance

                                                                               -----------------          ------------------
         Retirement

                                                                               -----------------          ------------------
         Company Vehicle

                                                                               -----------------          ------------------
         Entertainment

                                                                               -----------------          ------------------
         Travel

                                                                               -----------------          ------------------
        Other Benefits

                                                                               -----------------          ------------------

CURRENT TOTAL:

                                                                                          Weekly  or                 Monthly
                                                                                                                     $10,180
                                                                               -----------------          ------------------


Date:   6/20/97                    /s/ Kurt H. Stump
                                -----------------------------------------
                                  Principal, Officer, Director, Insider

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                   ------------

         Schedule attached to:

                             BALANCE SHEET (FORM 3)

                                  May 31, 1997

                 STATEMENT OF RETAINED EARNINGS - POST PETITION

Retained Earnings - March 31, 1997                    $            (311,156)
Plus:   Current Earnings - Month of April             $             181,945
Less:   Prior Period Adjustment                       $            (114,893)
                                                      ---------------------
Retained Earnings - April 30, 1997                    $            (244,104)
                                                      =====================

Plus:   Current Earnings - Month of May               $            (112,075)
Less:   Prior Period Adjustment                       $            (105,576)
                                                      ---------------------
Retained Earnings - May 31, 1997                      $            (461,755)
                                                      ======================

                        IN RE: CINCINNATI MICROWAVE, INC.

         Case no:    97 - 10882
                   ------------

         Schedule attached to:

                             MONTHLY CASH STATEMENT

                                  May 31, 1997

                           SUPPLEMENT TO DISBURSEMENTS

RADAR CASH                    $       73,204.42
SYSTEM CHECKS                 $          154.95
MANUAL CHECKS                 $      251,986.93
WIRE TRANSFERS                $      171,312.66
                              ------------------
TOTAL DISBURSEMENTS           $      496,658.96
                              ==================